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                                                   Rule 497(e)
                                                   Registration No. 2-39334
                                                   File No. 811-2224


                          MML SERIES INVESTMENT FUND
                     Supplement dated July 29, 1998 to the
                         Prospectus dated May 1, 1998

The Prospectus is changed as follows:

1. The fourth paragraph under the caption "A. MML EQUITY FUND" on page 9 of the Prospectus is replaced with the following:

         On July 29, 1998, Walter McCormick became the Fund's portfolio manager. As portfolio manager, Mr. McCormick is the person principally responsible for the day-to-day management of the Fund's portfolio. Mr. McCormick joined Babson on June 22, 1998, as a Senior Vice President, from Keystone Investments, Inc., where he managed equity portfolios for the past 14 years, and since 1997, also served as the chief investment officer of Keystone's Growth and Income unit.

2. The second sentence under the caption "1. Equity Sector" on page 11 of the Prospectus is replaced with the following:

         Walter McCormick, Senior Vice President of Babson, manages the investment of the assets of the Equity Sector.

3. The following is added immediately before the caption "VI. Investment Restrictions" on page 13 of the Prospectus:

   F.  YEAR 2000 ISSUE

   Like other businesses and governments around the world, the Funds could be adversely affected if the computer systems used by the Funds' service providers and those with which they do business do not properly recognize the Year 2000. This is commonly known as the "Year 2000 issue." In 1996, MassMutual began an enterprise-wide process of identifying, evaluating and implementing changes to its computer systems to address the Year 2000 issue. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual has advised the Funds that the Year 2000 issue is one of MassMutual's highest business operational priorities. MassMutual is also seeking assurances from the Funds' service providers, and others with which MassMutual and the Funds conduct business in order to identify and resolve Year 2000 issues. In addition, because the Year 2000 issue affects virtually all organizations, the companies in which the Funds invest could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.


July 29, 1998